Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities and Contingent Assets [Abstract]
Expected future minimum lease payments
The Company is committed to various operating leases for its premises. Expected future minimum lease payments, which also include future payments in connection with utility service agreements and future minimum sublease receipts under non-cancellable operating leases (subleases), as well as future payments in connection with service and manufacturing agreements, as at December 31, 2017 are as follows:

	Minimum lease payments	Minimum sublease receipts	Service and manufacturing
	$	$	$
Less than 1 year	448	(143)	403
1 - 3 years	633	(26)	283
4 - 5 years	105	—	259
More than 5 years	100	—	250
Total	1,286	(169)	1,195